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                                                                    EXHIBIT 10.5

                    RIDER No. 2 TO CO-OWNERSHIP CONTRACT OF
                                JANUARY 5, 1998

BETWEEN

ASSISTANCE PUBLIQUE - HOPITAUX DE PARIS, a public health establishment headquartered at Avenue Victoria 75004 PARIS RP, represented for this contract and by delegation from its General Director by Mrs. Dominique LAURENT, Director of the Medical Polyclinic,

                                              hereinafter "AP-HP"

AND

BIOSPHERE MEDICAL, a corporation headquartered in the Industrial Zone Louvres, Road 2 - 95380 Louvres, represented for this rider by its General Director Mrs. Marie-Paule LEROY-LANDERCY,

                                             hereinafter "BIOSHERE"

                                             hereinafter "THE PARTIES"

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RECITALS:
---------

By Co-Ownership Contract signed on January 5, 1998 between AP-HP and BIOSEPRA, hereinafter "INITIAL CONTRACT," the principles of co-ownership on the contractual patents were defined, as well as the rights and obligations of each of the Parties, for the commercial utilization of these patents.

BIOSEPRA has decided to transfer its share of the co-ownership to BIOSPHERE. This transfer was executed by notarized instrument of April 13, 1999. By rider No. 1 December 6, 1999, BIOSPHERE is subrogated in the rights of BIOSEPRA.

The Parties wish to complete paragraph 12-2 in article 12 of the Initial Contract in order to specify the rights and obligations of the Parties in the event of lawsuit against a third party for infringement.

IT WAS THEN AGREED AS FOLLOWS:

Article 1
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The following text will be added to paragraph 12.2 of the Initial Contract:

As part of the lawsuit filed by one of the Parties alone in the United States, the other Party abandons its rights to refuse to be associated as Plantiff in such lawsuit. If the lawsuit is filed only by BIOSPHERE without express agreement of AP-HP, all costs will be paid by BIOSPHERE. If necessary, the share of expenses attributable to AP-HP will be deducted from the amounts received in damages.

Article 2
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All other articles of the Initial Contract not amended by Rider No. 1 and this rider remain unchanged.

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Issued in _______, on June 20, 2000
(in three copies)


ASSISTANCE PUBLIQUE- HOPITAUX DE PARIS
General Director of AP-HP and by Delegation
Director of Medical Policies
[signature]

Dominique Laurent


BIOSPHERE MEDICAL S.A.
General Director
[signature]
Marie-Paule LEROY-LANDERCY


Approved by Financial Auditor
[signature]
Francois POTIER DE COURCY

JUNE 5, 2000